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                            THE HENSSLER EQUITY FUND

                         SUPPLEMENT DATED JUNE 15, 2005,
                             TO THE AUGUST 30, 2004,
              PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

This supplement provides new information beyond that contained in the Prospectus and the Statement of Additional Information ("SAI"), and should be read in conjunction with such Prospectus and SAI.

Effective June 6, 2005, ALPS Distributors, Inc., and ALPS Mutual Funds Services, Inc., will be taking over as distributor, transfer, redemption, and dividend disbursing agent from Citco Mutual Fund Distributors, Inc. and Citco Mutual Fund Services, Inc.

As a result, the charts on page 14 and 15 of the prospectus should be replaced with the following for shareholders to mail applications, payments, and correspondence to the Fund:

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            Regular Mail                        Overnight Delivery
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      The Henssler Equity Fund               The Henssler Equity Fund
           P.O. Box 8796                  c/o ALPS Mutual Funds Services
          Denver, CO 80201                  1625 Broadway, Suite 2200
                                                 Denver, CO 80202
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The above referenced chart should also be used on page 15 of the SAI after the second paragraph. Also referenced on page 15, the section titled "WRITTEN SHAREHOLDER INQUIRIES" will now read "Written shareholder inquiries may be directed to the fund's Transfer Agent at The Henssler Equity Fund, P.O. Box 8796, Denver, CO 80201, or by 1-800-936-FUND (3863)."

As a result of the change in the Distributor, on page 15 of the SAI the section titled "THE DISTRIBUTOR" will change to "Shares of the Fund are continuously offered at net asset value. The Adviser has entered into an Underwriting Agreement (the "Agreement") on the Fund's behalf with ALPS Distributors, Inc. (the "Distributor")."

On pages 23 and 24 of the SAI the section titled "TRANSFER, REDEMPTION, AND DIVIDEND DISBURSING AGENT" the first sentence of the first paragraph will now read "ALPS Mutual Funds Services, Inc., 1625 Broadway, Suite 2200, Denver, CO 80202, acts as the Fund's Transfer, Redemption, and Dividend Disbursing Agent."

Kilpatrick Stockton LLP will be providing legal services in place of The Law Offices of Stephanie A. Djinis. As a result, the text under "Legal Counsel" on page 15 of the Prospectus should read "Kilpatrick Stockton LLP, 1100 Peachtree Street, N.E., Suite 2800, Atlanta, GA 30309."

On page 24 of the SAI the section titled "LEGAL COUNSEL" will change to read "Kilpatrick Stockton, LLP, 1100 Peachtree Street, N.E., Suite 2800, Atlanta, Georgia 30309 has been selected as counsel for the Fund. Kilpatrick Stockton LLP will pass on legal matters for the Fund in connection with the offering of its shares. Kilpatrick Stockton LLP also represents the Adviser in regard to Fund-related matters and will pass on certain legal matters for the Adviser."

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